Exhibit 10.8

                                  March 3, 1994



Mr. Aldo Papone
Aldo Papone Consulting
280 Otter Rock Drive
Greenwich, CT  06830

Dear Aldo:

   I am pleased to continue the agreement to retain your firm to serve as a consultant to American Express Company ("Company") in accordance with the following terms and conditions. These arrangements are separate and distinct from your obligations as a Director of the Company.


1. Consulting Services

   The Company will retain your firm to provide consulting services. Your firm is expected to provide assistance and guidance on corporate and cross-business issues, particularly on matters of communications strategy, and to maintain key contact relationships with one or two strategic partners of the Company or its subsidiaries.

2. Term and Termination of Agreement

   The term of the Agreement shall begin on January 1, 1994 and may be terminated at any time by either party upon at least ninety (90) days prior written notice to the other party; and provided further that this Agreement shall terminate upon your death. This Agreement may be renewed by mutual written agreement.

3. Compensation

   The Company agrees to compensate your firm for the services you have provided and will provide at the rate of $18,750.00 per calendar month. That retainer will be paid to you by the fifteenth of each month in which services are rendered. In the event that this Agreement is terminated during a calendar month, you will be paid your regular monthly retainer on a pro-rata basis up to the date of such termination.

   The Company further agrees to reimburse you for any reasonable and customary travel and entertainment expenses actually incurred by you directly in the performance of your services under this Agreement; provided that such expenses are reasonable and properly documented. The Company agrees to provide you with access, subject to the normal usage and approval guidelines in place from time to time, to corporate aircraft, where appropriate, and to corporate transportation, as necessary to perform the actual consulting services you will provide under this Agreement.

4. Independent Contractor Status and Authority

   You represent and agree that in the performance of the consulting services described above, you and your firm are independent contractors and not employees or agents of the Company, its subsidiaries or affiliates. While serving in this consulting capacity to the Company, neither you nor your firm shall have authority to enter into contracts on behalf of the Company, its subsidiaries or affiliates, to hire or fire employees of the Company, its subsidiaries or affiliates, or in any other way to obligate the Company, its subsidiaries or affiliates to any third party.

   Because you and your firm are independent contractors and not employees or agents of the Company, you represent and agree that you and your firm shall be liable for all taxes and withholdings applicable to the payment of your fee and expenses, whether current or deferred, for the work hereunder and that you and your firm will indemnify and hold the Company harmless from any such taxes or withholdings for which the Company, its subsidiaries or affiliates may be determined to be liable.

5. Contacts

   (a) I will be your primary contact with the Company. You agree to keep me or my designee informed as to the status of the services your firm is providing and your progress on all assignments.

   (b) You agree that any services to be performed by your firm pursuant to this Agreement will be performed exclusively by you unless you receive the prior consent of the Company.

6. Confidential Information

   Of course, you understand that information gained in providing these consulting services imposes continuing confidentiality obligations on you and your firm, of which you are already aware.

7. Assignment

   Neither party may assign this Agreement or any of its rights and/or obligations hereunder without the prior written consent of the other party, except that the Company may assign this Agreement, upon notice to you, to a subsidiary or an affiliate without your prior written consent.

8. Amendment

   No amendment, modification or waiver of this Agreement or any of its provisions shall be binding upon either party unless made in writing and signed by both parties.

9. Entire Agreement

   This Agreement contains the entire and only agreement between your firm and the Company with respect to the subject matter hereof, and supersedes all prior understandings, agreements or arrangements concerning this subject matter, if any, between your firm and the Company.

10. Governing Law

   This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.

11. Severability

   The invalidity or unenforceability of any provision of this Agreement shall not be deemed to affect the validity or enforceability of any other provision.

If you are in agreement with the foregoing, please sign the enclosed copy of this letter and return it to my attention at your earliest convenience.

                              AMERICAN EXPRESS COMPANY



                              By: /s/ Harvey Golub
                                  Harvey Golub, Chairman and
                                  Chief Executive Officer,


Accepted and agreed to this

7th day of March, 1994


ALDO PAPONE CONSULTING


By: /s/ Aldo Papone
        Aldo Papone

                                  May 25, 1993



Mr. Aldo Papone
Aldo Papone Consulting
280 Otter Rock Drive
Greenwich, CT  06830

Dear Aldo:

   I am pleased to continue the agreement to retain your firm to serve as a consultant to American Express Company ("Company") in accordance with the following terms and conditions. These arrangements are separate and distinct from your obligations as a Director of the Company.


1. Consulting Services

   The Company will retain your firm to provide consulting services. Your firm is expected to provide assistance and guidance on corporate and cross-business issues, particularly on matters of communications strategy, and to maintain key contact relationships with one or two strategic partners of the Company or its subsidiaries.

2. Term and Termination of Agreement

   The term of the Agreement shall be one (1) year beginning January 1, 1993 and ending December 31, 1993; provided, however, that this Agreement may be terminated at any earlier time by either party upon at least ninety
   (90) days prior written notice to the other party; and provided further that this Agreement shall terminate upon your death. This Agreement may be renewed by mutual written agreement.

3. Compensation

   The Company agrees to compensate you at the rate of $18,750.00 per calendar month. That retainer will be paid to you by the fifteenth of each month in which services are rendered. In the event that this Agreement is terminated during a calendar month, you will be paid your regular monthly retainer on a pro-rata basis up to the date of such termination.

   The Company further agrees to reimburse you for any reasonable and customary travel and entertainment expenses actually incurred by you directly in the performance of your services under this Agreement; provided that such expenses are reasonable and properly documented. The Company agrees to provide you with access, subject to the normal usage and approval guidelines in place from time to time, to corporate aircraft, where appropriate, and to corporate transportation, as necessary to perform the actual consulting services you will provide under this Agreement.

4. Independent Contractor Status and Authority

   You represent and agree that in the performance of the consulting services described above, you and your firm are independent contractors and not employees or agents of the Company, its subsidiaries or affiliates. While serving in this consulting capacity to the Company, neither you nor your firm shall have authority to enter into contracts on behalf of the Company, its subsidiaries or affiliates, to hire or fire employees of the Company, it subsidiaries or affiliates, or in any other way to obligate the Company, its subsidiaries or affiliates to any third party.

   Because you and your firm are independent contractors and not employees or agents of the Company, you represent and agree that you and your firm shall be liable for all taxes and withholdings applicable to the payment of your fee and expenses, whether current or deferred, for the work hereunder and that you and you firm will indemnify and hold the Company harmless from any such taxes or withholdings for which the Company, its subsidiaries or affiliates may be determined to be liable.

5. Contacts

   (a) I will be your primary contact with the Company. You agree to keep me or my designee informed as to the status of the services your firm is providing and your progress on all assignments.

   (b) You agree that any services to be performed by your firm pursuant to this Agreement will be performed exclusively by you unless you receive the prior consent of the Company.

6. Confidential Information

   Of course, you understand that information gained in providing these consulting services imposes continuing confidentiality obligations on you, of which you are already aware.

7. Assignment

   Neither party may assign this Agreement or any of its rights and/or obligations hereunder without the prior written consent of the other party, except that the Company may assign this Agreement, upon notice to you, to a subsidiary or an affiliate without your prior written consent.

8. Amendment

   No amendment, modification or waiver of this Agreement or any of its provisions shall be binding upon either party unless made in writing and signed by both parties.

9. Governing Law

   This Agreement and the rights and obligations of the parties hereto shall be governed by the construed in accordance with the laws of the State of New York.

10. Severability

   The invalidity or unenforceability of any provision of this Agreement shall not be deemed to affect the validity or enforceability of any other provision.

If you are in agreement with the foregoing, please sign the enclosed copy of this letter and return it to my attention at your earliest convenience.

                                       AMERICAN EXPRESS COMPANY


                                  By:  /s/ Harvey Golub
                                       Harvey Golub
                                       Chief Executive Officer,
                                       American Express Company

Accepted and agreed to this
3rd day of June, 1993:

ALDO PAPONE CONSULTING


By:    /s/ Aldo Papone
        Aldo Papone